UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DEWEY ELECTRONICS CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE DEWEY ELECTRONICS CORPORATION
_________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of THE DEWEY ELECTRONICS CORPORATION (the “Corporation”) will be held at the office of the Corporation at 27 Muller Road, Oakland, New Jersey, on Thursday, December 4, 2014 at 9 a.m. (Eastern Standard Time) for the purposes of:

(1) electing five directors to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify;

(2)  ratifying the selection of EisnerAmper LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2015; and

(3)  transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 17, 2014 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.

By Order of the Board of Directors

JOHN H.D. DEWEY

Secretary

October 29, 2014

THE DEWEY ELECTRONICS CORPORATION
_______________________________________

PROXY STATEMENT

This proxy statement is furnished to the stockholders of The Dewey Electronics Corporation (hereinafter referred to as the “Corporation”) in connection with the solicitation of proxies for the annual meeting of stockholders to be held on December 4, 2014.  The mailing address of the Corporation’s executive offices is 27 Muller Road, Oakland, New Jersey 07436, and its telephone number is (201) 337-4700.  The Corporation plans to commence the mailing of this proxy statement to stockholders on or about October 29, 2014.

The enclosed proxy is solicited by the Board of Directors of the Corporation.  A person giving the proxy has the power to revoke it at any time before its exercise by notice to such effect delivered to the Secretary of the Corporation.

The Corporation will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock.  In addition to the use of the mails, proxies may be solicited by personal interviews, by telephone or by electronic means.  No additional compensation will be paid to the Corporation’s directors, officers or other employees for such services.

It is important that your shares are represented at the meeting.

Whether or not you expect to attend the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time prior to the time it is voted.

VOTING SECURITIES OUTSTANDING; VOTES REQUIRED

Shares of Common Stock, 1,362,031 of which were outstanding as of the close of business on September 30, 2014, are the only voting securities of the Corporation and are entitled to one vote per share.  Only holders of Common Stock of record at the close of business on October 17, 2014 will be entitled to vote at the annual meeting of stockholders.

A plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required to elect the director nominees. Votes withheld, abstentions and any broker non-votes will have no impact on the election of directors.

Ratification of the selection of EisnerAmper LLP as the Corporation’s auditors requires a majority of the votes cast “for” or “against” the proposal.  Abstentions and broker non-votes will not affect the vote on the proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 4, 2014

The Corporation’s proxy statement and Annual Report for the year ended June 30, 2014 are available at:

www.edocumentview.com/dewy

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Corporation’s Common Stock, as of September 30, 2014 (except as otherwise noted), by: (i) each person who is known by the Corporation to own beneficially more than five percent of the Corporation’s Common Stock, (ii) each of the Corporation’s directors and nominees for director, (iii) each of the Corporation’s executive officers for whom information is provided in the “Summary Compensation Table” below, and (iv) all executive officers and directors as a group.  The information presented in the table is based upon certain filings with the Securities and Exchange Commission by such persons, as indicated in the notes to the table below, or upon information otherwise provided by such persons to the Corporation.  According to such filings or other information, such persons have sole voting and investment power with respect to shares reported as beneficially owned (except as indicated in the notes to the table below).

The address of each person who is a director or officer of the Corporation is 27 Muller Road, Oakland, New Jersey 07436.

Name of Beneficial Owner	Number of Shares Beneficially Owned		% of the Common Stock

John H.D. Dewey	492,972	(1) (3)	35.86%

Frederick R. Dewey	259,905	(2) (3)	19.08%
2835 Second St., Santa Monica, CA 90405

Wax Asset Management LLC	114,185	(4)	8.38%
45 Prospect St., Greenwich, CT 06830

Polymathes Founder Fund LP	75,100	(5)	5.51%
20 Nassau Street, Suite M
Princeton, NJ 08542

LTG James M. Link (USA Retired)	1,000		*
Robert M. Meissner	0		--
Nathaniel T. Roberts	10,998		*
Ronald Tassello	0		--
Edward L. Proskey	18,510	(6)	1.35%
Stephen P. Krill	8,500	(7)	*

All Directors and Executive Officers as a Group (7 persons)	531,980	(8)	38.22%

* Less than 1%.

(1)  Consists of (i) 190,059 shares of Common Stock owned directly by John H. D. Dewey (“JHDD”), (ii) 12,700  shares of Common Stock issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2014, (iii) 97,258 shares of Common Stock owned directly by a trust for the benefit of JHDD’s sister, of which JHDD is the sole trustee, (iv) 20,000 shares of Common Stock held in a custodial account for JHDD’s son who is a minor and (v) 172,955 shares of Common Stock held by the Estate of Frances D. Dewey (the “Estate Shares”).

(2)  Based on Amendment #1 to Schedule 13G filed with the Securities and Exchange Commission on September 4, 2009 by Frederick R. Dewey (“FRD”).  Consists of (i) 86,950 shares of Common Stock owned directly by FRD and (ii) the Estate Shares.

(3)  On August 19, 2009, JHDD and his brother, FRD, were appointed executors of the Estate of Frances D. Dewey by the Surrogate’s Court of New York County.  In such capacity, they share beneficial ownership of the Estate Shares.

(4)  Based on a Schedule 13G filed with the Securities and Exchange Commission on January 24, 2014.  The Schedule 13G states that these shares are owned by investment advisory clients of Wax Asset Management LLC, which is deemed to be a beneficial owner of these shares due to its discretionary power to make investment decisions over the shares for its clients.

(5)  Based on A Schedule 13D filed with the Securities and Exchange Commission on June 13, 2013 by Polymathes Founder Fund LP.  The Schedule 13D provides that Polymathes Capital LLC is the general partner of Polymathes Founder Fund LP.

(6)  Includes 8,500 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2014.

(7)  Includes 8,500 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2014.

(8)  Includes 29,700 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2014.

PROPOSAL 1—ELECTION OF DIRECTORS

At the annual meeting of stockholders, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualify.  The shares represented by the accompanying proxy will be voted for the re-election of John H.D. Dewey, LTG James M. Link (USA Ret), Robert M. Meissner, Nathaniel T. Roberts, and Ronald Tassello, unless a contrary specification is made.  If any such nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies, or the Board of Directors may elect to reduce the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Information Concerning Directors and Nominees

The following table sets forth the name of each nominee for election to the Board of Directors, his age, principal occupation during the past five years and the name and principal business of any corporation or organization in which such  occupation is or was carried on, and the period during which he has served as director.

Name	Age	Principal Occupation During Past Five Years; Other Directorships and Positions With Corporation	Director Since

John H.D. Dewey	49	President and Chief Executive Officer (since 2002) and Secretary of the Corporation (since 2009)	1999

		Not-For-Profit organizations:
		Trustee, NY Institute for Special Education (since 2003; Chairman since November 2010)

		President, Cornerstone Literacy, Inc. (since 2010)

LTG James M. Link (USA Retired)	72	Retired since January 31, 2008	2001

		Special Advisor, Teledyne Technologies Inc. (until January 31, 2008)
		President and Director, Teledyne Brown Engineering (retired August 1, 2007)
		(systems engineering)

		Director, Technology Service Corporation (since June 2012)

		Director, Superior Bancorp (2005-2009)

Robert M. Meissner	61	Owner and Principal Officer, RM2 Consultants, Inc. (since 2007)	2014
		(defense technology consultant)

		Owner and Principal Officer, Capitol Resources Washington Representation Inc. (2003-2007)

		Various positions, U.S. Departments of Defense/Navy (1975-1995)

		Director, Innovative Technical Solutions (2002-2005)
		(privately-held optics technology company)

		Member and Co-Chairman, Board of Regents, The Fund for American Studies (since 2004)

Nathaniel T. Roberts	48	President, Managed Citrus, Inc. (since May 2000)	1999
		(citrus growers)

		Chair, Economic Council of Palm Beach County (until December 31, 2012)

Ronald Tassello, CPA	57	Chief Financial Officer, Bardwil Industries (since April 2012)	2006
		(distributor of table linens)

		Chief Financial Officer, Wolfson Casing Corporation (2008-2011)
		(producers of sausage casings)

As indicated in the table above, each nominee for election to the Board of Directors is currently serving as a member of the Board and is standing for re-election.  Mr. Meissner was elected by the Board of Directors on September 19, 2014.  He was recommended for consideration as a nominee by John H. Dewey, President and CEO of the Corporation.

Mr. Dewey’s experience as the Corporation’s President and Chief Executive Officer and, previously, as a management consultant to technology and engineering clients, makes him a valuable member of the Board.  LTG Link’s military and engineering background and his experience in the defense industry makes him a valuable member of the Board.  Mr. Meissner’s experience in the defense industry and as a consultant regarding Department of Defense procurement makes him a valuable member of the Board.  Mr. Robert’s business and executive management experience, including experience with large property management, makes him a valuable member of the Board.  Mr. Tassello’s financial and accounting experience and his service as a chief financial officer makes him a valuable member of the Board.

SEC rules require that the Corporation disclose whether members of the Board of Directors are “independent”, as that term is defined in stock exchange rules.  Although the Corporation’s shares do not trade on Nasdaq, if the Nasdaq definition of “independence” were to apply, LTG James M. Link, Robert M. Meissner, Nathaniel T. Roberts,  and Ronald Tassello would be “independent” for these purposes and John H.D. Dewey  would not be “independent” for these purposes.

During the Corporation’s last fiscal year ended June 30, 2014, the Board of Directors held four meetings (including telephonic meetings). The Board of Directors has the following committees: (1) Audit Committee, (2) Executive Compensation Committee, (3) Stock Option Committee and (4) Business Development Committee.  The Board does not have a nominating committee.

The Audit Committee is composed of Ronald Tassello (Chairman),  Nathaniel T. Roberts and James M. Link.  Although the Corporation’s shares do not trade on Nasdaq, if the Nasdaq definition of “independence” were to apply, all of the members of the Audit Committee would be “independent” for these purposes.  The Committee held four meetings during the last fiscal year.  For additional information regarding the Audit Committee, see “Proposal 2—Ratification of the Selection of Independent Public Accounting  Firm” below.

The Executive Compensation Committee is composed of Messrs. Roberts, Link and Tassello.  Although the Corporation’s shares do not trade on Nasdaq, if the Nasdaq definition of “independence” were to apply, all of the members of the Executive Compensation Committee would be “independent” for these purposes.  The Committee held one meeting during the last fiscal year.  The Committee assists the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. It reviews and makes recommendations to the Board with respect to major compensation plans, policies and programs for the Corporation.  The CEO meets with, and discusses executive performance with, the Committee.  The Committee evaluates this information and takes it into account in making recommendations to the entire Board for approval.  The Committee did not retain advisors in the last fiscal year.  It does not have a charter.

The Stock Option Committee is composed of Messrs. Roberts, Link and Tassello . The Committee did not hold any meetings during the last fiscal year.  Although the Corporation’s shares do not trade on Nasdaq, if the Nasdaq definition of “independence” were to apply, all of the members of the Stock Option Committee would be “independent” for these purposes.  The Committee administers the Corporation’s 1998 Stock Option Plan and its 2011 Stock Option Plan.  The Committee did not retain advisors in the last fiscal year.  It does not have a charter.

The Business Development Committee is composed of John H.D. Dewey and LTG Link.  The Committee assists in the identification and pursuit of potential business opportunities for the Corporation.

During the fiscal year ended June 30, 2014, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Director Compensation

The following table sets forth the compensation paid to each non-employee director of the Corporation for the fiscal year ended June 30, 2014:

Name of Director	Fees Earned or Paid in Cash	Total
James M. Link	$28,800	$28,800
NathanielT. Roberts	$4,800	$4,800
John B. Rhodes(1)	$2,000	$2,000
Ronald Tassello	$4,400	$4,400
Robert M. Meissner(2)	$0	$0

(1)	Mr. Rhodes served as a director until December 5, 2013

(2)	Mr. Meissner became a director after the end of the fiscal year.

The Corporation’s current policy regarding standard compensation of directors is to pay $4,000 per annum plus $400 for each Board meeting attended in person.  For the fiscal year ended June 30, 2014, no payments for services as a director or committee member were made to John H.D. Dewey (who received compensation as an officer of the Corporation).  In addition to the standard directors fees, James M. Link was paid $24,000 for serving on the Business Development Committee during fiscal year 2014.  In December 2001, stockholders approved a Stock Option Plan for Non-Employee Directors under which options exercisable for a total of 50,000 shares of Common Stock may be granted.  To date, no options have been granted under this plan, which is administered by the Board.

Executive Officers

In addition to John H. D. Dewey (see “Information Concerning Directors and Nominees” above), the Corporation’s executive officers are:

Edward L. Proskey, age 58, who was elected Vice President, Operations of the Corporation in June 1994.  He became Senior Vice President, Operations in June 2003 and  Senior Vice President in August 2008.

Stephen P. Krill, age 62, who became an employee of the Corporation in September 2005 and was elected Treasurer in December 2005.  Mr. Krill’s previous experience includes over 35 years in financial management capacities for various manufacturing companies, which includes 15 years at Southco Inc., a manufacturer of access hardware, as a Controller and Corporate Financial Consultant.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by the Corporation during the Corporation’s last two fiscal years to (1) the chief executive officer of the Corporation and (2) the two most highly compensated executive officers of the Corporation other than the chief executive officer.

Name and Principal Position	Fiscal Year ended June 30,	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)

John H.D. Dewey	2014	220,634	--	--	220,634
President/CEO, Secretary	2013	193,600	--	--	193,600

Edward L. Proskey	2014	139,918	3,333	--	143,251
Senior V.P.	2013	136,294	13,333	--	149,627

Stephen P. Krill	2014	146,394	3,333	--	149,726
Treasurer	2013	142,130	13,333	--	155,463

Stock Options

None of the executive officers of the Corporation for whom information is provided in the “Summary Compensation Table” above exercised any stock options during the Corporation’s last fiscal year (ended June 30, 2014).  The following table sets forth, for each such executive officer, the total number of securities underlying unexercised options as of the end of the Corporation’s last fiscal year (June 30, 2014).

Outstanding Equity Awards at 2014 Fiscal Year-End

Name of Executive	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

John H.D. Dewey	3/31/10	4,000	0	2.47	3/30/15
	12/13/10	4,000	0	2.20	12/12/15
	9/22/11	4,700	0	1.71	9/21/16

Edward L. Proskey	12/3/08	800	0	1.60	12/2/18
	3/31/10	3,000	0	2.24	3/30/20
	12/13/10	3,000	0	2.00	12/12/20
	9/22/11	1,700	0	1.55	9/21/21

Stephen P. Krill	12/3/08	800	0	1.60	12/2/18
	3/31/10	3,000	0	2.24	3/30/20
	12/13/10	3,000	0	2.00	12/12/20
	9/22/11	1,700	0	1.55	9/21/21

(1)           All  of these options vested and became exercisable on the first anniversary of the date of grant.

Retirement Benefits

The Corporation has a non-contributory pension plan for substantially all active employees, under which, in general, employees can receive an amount per month equal to 0.8% multiplied by their years of service  (up to a maximum of 35 years of service) multiplied by their average monthly earnings (based on earnings during the five years preceding retirement), up to a specified maximum of $850 per month for life assuming normal retirement at age 65.  Upon the employee’s death, 50% of the monthly benefit is payable to the employee’s spouse for life.

Insurance Arrangements

The Corporation has insurance coverage under which its directors and officers (as well as the Corporation) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers.  The Corporation pays all premiums to the insurer.

Section 16(a) Beneficial Ownership Reporting Compliance

For the fiscal year ended June 30, 2014, based solely on a review of copies of reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and 10% shareholders were complied with.

Certain Corporate Governance Matters

Board Leadership Structure.  The positions of Chairman of the Board and Chief Executive Officer of the Corporation are currently held by the same individual, John Dewey.  The Board of Directors does not have a lead independent director.  The Board believes that, in light of the Corporation’s size, as well as the size of the Board, this structure currently is the preferable leadership structure for the Corporation.

Board Role in Risk Oversight.  The Board of Directors as a whole has ultimate oversight responsibility for the risk management process.  The risk oversight function is carried out both by the full Board and by individual Board committees. The Audit Committee oversees risks associated with financial and accounting matters, and the Corporation’s financial reporting and internal control systems.  On a regular basis the Board and its committees receive information and reports from senior management (and, when appropriate, from outside counsel and other advisors) in order to identify, evaluate and take steps to manage and mitigate the risks associated with the Corporation’s strategic and business plans and operations.

Code of Business Conduct and Ethics.  The Corporation has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees.  The code is available at the Corporation’s website at www.deweyelectronics.com.  Any substantive amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in a report on Form 8-K.

Stockholder Communications with the Board of Directors.  The Corporation’s Board of Directors has adopted the following policy by which stockholders may communicate with the Board or with individual directors or Board committees.  The communication should be in writing, addressed to the Board or applicable committee or directors, c/o Corporate Secretary, The Dewey Electronics Corporation, at the Corporation’s executive offices.  The Corporate Secretary will review all such correspondence received and will periodically, at least quarterly, forward to the applicable directors a summary of all such correspondence together with copies of correspondence that the Corporate Secretary believes should be seen in its entirety. Correspondence or summaries will be forwarded to the applicable directors on an expedited basis where the Corporate Secretary deems it appropriate.  Communications raising concerns related to the Corporation’s accounting, internal controls, or auditing matters will be immediately brought to the attention of the Audit Committee.

Directors may at any time review a log of correspondence received by the Corporation that is addressed to the director (or to the full Board or a Board committee on which he serves) and may request copies of any such correspondence.

The Corporation believes that it is important for directors to directly hear concerns expressed by stockholders.  Accordingly, it is the Corporation’s policy that Board members are expected to attend the Annual Meeting of Stockholders absent a compelling commitment that prevents such attendance.  The December 2013 Annual Meeting was attended by all of the Corporation’s directors.

Director Nominations.  The candidates for election as directors at the annual meeting have been nominated by the Board.  The Corporation does not have a nominating committee; the Board believes that it is desirable for such decisions to be made by the entire Board.

In evaluating director candidates, the Board will consider the following factors: the candidate’s moral character and personal integrity; whether the candidate has expertise and experience relevant to the Corporation’s business; whether the candidate’s expertise and experience complements the expertise and experience of the other directors; whether the candidate would be independent of any particular constituency and able to represent the interests of all stockholders of the Corporation; the congeniality of the candidate with the other directors; whether the candidate would have sufficient time available to devote to Board activities; and any other factors deemed relevant by the Board.  The Board does not believe that there are any specific minimum qualifications, qualities or skills that a Board-recommended nominee for election to the Board of Directors must possess, and instead is of the view that each candidate should be considered based on his or her individual experience and other qualifications, as well as the Corporation’s circumstances.  The Board does not have a diversity policy for consideration of director candidates.

The Board will consider director candidates recommended by stockholders of the Corporation.  Stockholders may recommend an individual for consideration by submitting to the Board the name of the individual, his or her background (including education and employment history), a statement of the particular skills and expertise that the candidate would bring to the Board, the name, address and number of shares of the Corporation beneficially owned by the stockholder submitting the recommendation, any relationship or interest between such stockholder and the proposed candidate, and any additional information that would be required under applicable SEC rules to be included in the Corporation’s proxy statement if such proposed candidate were to be nominated as a director.

Such submissions should be addressed to the Board of Directors c/o Corporate Secretary, at the Corporation’s executive offices.  In order for a candidate to be considered for any annual meeting, the submission must be received by the Corporation no later than the May 15 preceding such annual meeting.  The Corporation anticipates that its next annual meeting will be held in December 2015 (the month when it typically holds its annual meetings).

The Board will evaluate the biographical information and background material relating to each potential candidate and may seek additional information from the submitting stockholder, the potential candidate, and/or other sources.  The Board may hold interviews with selected candidates.  Individuals recommended by stockholders will be considered under the same factors as individuals recommended by other sources.

“Audit Committee Financial Expert.”  The Board of Directors has determined that Mr. Ronald Tassello, a member of the Audit Committee, is the Corporation’s “audit committee financial expert” as that term is defined by SEC rules.  Although the Corporation’s shares do not trade on Nasdaq, if the Nasdaq definition of “independence” were to apply, Mr. Tassello would be “independent” for these purposes.

PROPOSAL 2—RATIFICATION OF THE SELECTION OF
INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee of the Corporation’s Board of Directors has selected EisnerAmper LLP (“EisnerAmper”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2015. Stockholder approval for the appointment of our independent registered public accounting firm is not required, but the Audit Committee and the Board of Directors are submitting the selection of EisnerAmper for ratification by the Corporation’s stockholders at the annual meeting. If the stockholders do not ratify the selection of EisnerAmper, the Audit Committee will reconsider its selection. EisnerAmper served as the Corporation’s independent registered public accounting firm for the fiscal year ended June 30, 2014.  It is expected that a representative of EisnerAmper will be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees.  For the fiscal year ended June 30, 2014, the aggregate fees billed for audit services rendered by EisnerAmper were $121,500.  These services consisted of reviews of the Corporation’s quarterly financial statements and the audit of the Corporation’s financial statements for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2013, the aggregate fees billed for audit services by EisnerAmper were $127,500.  These services consisted of reviews of the Corporation’s quarterly financial statements and the audit of the Corporation’s annual financial statements for the fiscal year ended June 30, 2013.

Tax Fees; Audit-Related Fees; All Other Fees.  In the fiscal years ended June 30, 2014 and June 30, 2013, there were no fees other than audit fees billed by EisnerAmper for professional services rendered to the Corporation.

Report of Audit Committee

The Corporation’s Audit Committee is responsible primarily to assist the Board of Directors in fulfilling its responsibilities for providing oversight of the Corporation’s accounting and financial reporting practices, as more fully described in its written charter approved by the Board of Directors.  The Audit Committee charter is available on the Corporation’s website, www.deweyelectronics.com.  Management is responsible for preparing the Corporation’s financial statements and the Corporation’s independent registered public accounting firm is responsible for auditing those statements.

In discharging its responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements of the Corporation at and for the fiscal year ended June 30, 2014 with management and with the independent registered public accounting firm, (2) received the written disclosures and the letter from the Corporation’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and (3) discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees” and the independent registered public accounting firm’s independence from the Corporation.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Tassello, Chairman
LTG James M. Link (USA Ret)
Nathaniel T. Roberts

STOCKHOLDER PROPOSALS

Any proposals of stockholders which are intended to be presented at the Corporation’s 2015 Annual Meeting of Stockholders must be received by the Corporation not later than July 2, 2015 in order to be considered for inclusion in the Corporation’s proxy statement and form of proxy relating to such meeting.  If a stockholder proposal is received by the Corporation after September14, 2015, the persons named as proxies in the form of proxy for the Corporation’s 2015 Annual Meeting of Stockholders will be entitled to exercise their discretionary voting power with respect to such proposal.

DISCRETIONARY AUTHORITY

While the notice of annual meeting of stockholders calls for transaction of such other business as may come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above.  The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

By Order of the Board of Directors

JOHN H.D. DEWEY
Secretary

October 29, 2014

THE DEWEY ELECTRONICS CORPORATION
27 MULLER ROAD, OAKLAND, NEW JERSEY 07436

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. ELECTION OF DIRECTORS:

Nominee	For	Withhold
01 - John H.D. Dewey	☐	☐
02 - James M. Link	☐	☐
03 - Robert M. Meissner	☐	☐
04 - Nathaniel T. Roberts	☐	☐
05 - Ronald Tassello	☐	☐

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B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THE DEWEY ELECTRONICS CORPORATION
27 MULLER ROAD, OAKLAND, NEW JERSEY 07436

REVOCABLE PROXY — THE DEWEY ELECTRONICS CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN H.D. DEWEY and RONALD TASSELLO, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of The Dewey Electronics Corporation to be held on December 4, 2014 at 9:00 A.M. (Eastern Standard Time) at the offices of the Corporation at 27 Muller Road, Oakland, New Jersey, and any adjournments thereof with all power which the undersigned would possess if personally present and to vote all shares of common stock of the Corporation held by the undersigned, which may be entitled to vote at said meeting upon the following matters and upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of the nominees listed on the reverse side of this card, and FOR ratification of the selection of EisnerAmper LLP as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2015.